The George
Putnam Fund
of Boston

SEMIANNUAL REPORT
January 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* The George Putnam Fund of Boston has delivered strong competitive results, as evidenced by the rankings of balanced funds tracked by Lipper Analytical Services. For the 5-year period ended January 31, 1998, the fund's class A shares ranked in the top 12% of Lipper's balanced funds category, or 13 out of 110 funds.*

* "Our equity strategy emphasizes large companies that we believe the market has priced below their true value. This approach, combined with a sizable stake in fixed-income securities, helps the fund to avoid much of the volatility of the overall stock market."

                                        --  Edward P. Bousa, co-manager
                                            The George Putnam Fund of Boston

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

37 Financial statements

  *Lipper is an industry research firm whose rankings are based on total return performance, vary overtime, and do not reflect the effects of sales charges. The fund's class A shares ranked 119 and 12 out of 361 and 49 for l- and 10-year performance, respectively, as of 1/31/98. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

It was back in 1937 that the possibility of unsettled markets, such as those that prevailed during the past several months, prompted the creation of The George Putnam Fund of Boston. With its portfolio divided between stocks and bonds, the fund is designed to maintain a steady course during market ups and downs. Thus it was well equipped to weather the eventful first half of its current fiscal year, the six months ended January 31, 1998.

Recognizing that attractive investments are likely to arise from this period of unsettled worldwide markets, your fund's managers have been focusing on ways to seek maximum advantage from opportunities that might present themselves in the months ahead. In the following report, the management team discusses the economic and market environment during the fiscal year's first half and offers its views on prospects for the second half.

I am pleased to announce the addition of Jeffrey Kobylarz to the team. Jeffrey joined Putnam in 1993 as a senior credit analyst in the High Yield Bond Group. He was previously with Dean Witter InterCapital and W.R. Huff Asset Management. He has 11 years of investment industry experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
March 18, 1998



Report from the Fund Managers
Edward P. Bousa
Kenneth J. Taubes
Robert M. Paine
Jeffrey J. Kobylarz

The storms that plagued financial markets in the first half of The George Putnam Fund of Boston's 1998 fiscal year provided another opportunity for the fund to demonstrate the resiliency of its all-weather approach. With its balanced combination of stocks and bonds, your fund has been able to withstand virtually every type of market turmoil -- even problems that originate on the other side of the globe.

The most dramatic event of the semiannual period -- which covers the six months ended January 31, 1998 -- was a currency and debt crisis in several Asian markets that quickly spread jitters around the world. On one day in October, the Dow Jones Industrial Average recorded the greatest single-day point loss in its history. While considerable volatility has continued to roil the markets since then, many domestic large-company stocks and high-quality bonds have rallied, enabling your fund to post competitive results for the period. The fund's class A shares returned 3.29% at net asset value and - 2.67% at public offering price. For performance of other share classes over longer periods of time and against the fund's benchmark indexes, please turn to page 9.

* DOMESTIC FOCUS AND VALUE ORIENTATION SERVE FUND WELL IN MIDST OF TURBULENCE

Your fund's conservative philosophy and prudent diversification helped it to maintain stability amid the recent turmoil. Throughout the period, your fund's bond stake remained quite hardy. In fact, the nervous mood that prevailed throughout the world's stock markets was generally good news for bonds in developed countries. International investors moved capital to the U.S. bond market, which offered high levels of credit quality and relatively attractive yields.

Another source of strength was the portfolio's heavy emphasis on domestic securities. Even this advantage diminished a bit in the fourth calendar quarter, though, as investors worried that U.S. companies in the computer, electronics, and automobile industries would have to cut prices if Asian competitors flooded international markets with excess inventories.

Thanks to our focus on stocks of undervalued companies poised for positive change, the equity portion of the fund was only minimally affected by these problems. Investors seeking stability in tumultuous markets often turn to companies that have relatively steady earnings and pay reliable dividends, the sort of companies that your fund holds all the time. This demand helped to support the prices of many of the fund's holdings. Conversely, the fund avoids the more highly priced, highly leveraged growth companies that can experience severe declines in a crisis.

We must admit that the portfolio suffered a bit as the fund's positions in paper, chemical, and oil company stocks weakened. This weakening was a direct result of the slower business activity in Asia; companies such as Weyerhaeuser, Mobil, and British Petroleum had expected Asia to be a growth engine. We have not given up on these industries, however, because we expect that supply and demand fundamentals will improve for them during the second half of 1998. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                      7/31/97    1/31/98

Common stocks                          64.6%     63.9%

U.S. government and agency securities  12.9%     12.0%

Corporate bonds and notes              12.9%     14.3%

Foreign government bonds and notes      3.9%      4.0%

Brady bonds+                            1.3%      0.5%

Collateralized mortgage obligations     0.9%      1.6%

Convertible and preferred securities    0.5%      0.6%

Cash and other                          4.6%      5.4%

Footnote reads:
*Based on percentage of net assets. Portfolio allocation will vary over time.

+Brady bonds are U.S.-dollar denominated bonds of foreign governments whose principal is collateralized by U.S. Treasury obligations.

* MARKET UNCERTAINTY PRODUCES ATTRACTIVE OPPORTUNITIES

Our value-oriented strategy keeps us constantly alert for companies selling at unreasonably low prices, and the uncertainties of late 1997 presented us with a number of new opportunities. For example, investors sold Caterpillar and Texas Instruments, thinking that competitors in Asian countries with falling currencies would gain a price advantage. We believed, on the other hand, that both companies would be effective in retaining their customers and so we established positions in their stocks at what we considered to be attractive prices. The performance of the stocks in December and January was encouraging. While these global companies, like others in the portfolio, face short-term hardship in Asia, we believe they can emerge strengthened by acquiring Asian operations at low prices.

The fund also benefited from the stability of its domestically focused holdings, such as utility companies. Many of the regional Baby Bell operating companies, for example, attracted investors in the fourth quarter thanks to their substantial dividends. We also decided to add a smaller telecommunications company, Cincinnati Bell. This company has an enticing story of business change: it owns a growing subsidiary business performing billing services for cellular-phone and cable television companies.

* UNCERTAIN INTERNATIONAL CLIMATE GOOD FOR BONDS

Your fund's fixed-income portion, which represented a little more than 30% of assets during the period, did better than would have been expected based solely on conditions in the United States. The U.S. economy in the second half of 1997 grew rapidly, which usually causes worries of inflation. Surprisingly, though, key inflation indicators showed stable or slightly falling prices. Meanwhile, the Asian crisis prompted a flight of capital to bonds in the more developed markets of North America and Europe. The United States, whose bonds offered relatively higher yields than European bonds, experienced an impressive rally that drove down interest rates on 30-year Treasury bonds by roughly one half of 1%.

[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

American Home Products Corp.
Pharmaceuticals

Exxon Corp.
Oil and gas

E.I. du Pont de Nemours & Co., Inc. (Du Pont)
Chemicals

Merck & Co., Inc.
Pharmaceuticals

Baxter International, Inc.
Medical supplies and devices

Weyerhaeuser Co.
Paper and forest products

Bristol-Myers Squibb Co.
Pharmaceuticals

Mobil Corp.
Oil and gas

Intel Corp.
Electronics and electrical equipment

British Petroleum PLC
Oil and gas

Footnote reads:
These holdings represent 10.5% of the fund's net assets as of 1/31/98. Portfolio holdings will vary over time.

We had positioned the bond portion of the portfolio at the beginning of the period with a slightly cautious bias toward corporate and mortgage-backed bonds. While these holdings performed well, they did not keep pace with more interest-rate sensitive Treasuries. The investment-grade corporate holdings, in many cases, were issues of multinational companies, some of which had operations or markets in Asia. Deteriorating Asian business activity caused pessimism about the multinationals' financial forecasts. The fund's smaller position in lower-rated high-yield corporates, on the other hand, did quite well. Companies that issue high-yield bonds are rarely affected by international economic factors. Instead, thriving activity at home helped the high-yield bonds to continue rallying.

* POSITIONED FOR MODERATE ECONOMIC CONDITIONS

We believe that the U.S. economy will continue to grow during 1998 but not strongly enough to generate new inflationary pressures. In this sort of environment, the Federal Reserve Board is unlikely either to raise or to lower interest rates. These conditions should be favorable for mortgage-backed and corporate bonds and neutral for Treasuries and the fund's small number of international government bonds. Our focus will be on earning a respectable yield in a stable bond market.

While concerns about earnings of U.S. companies with Asian competitors will persist for months to come, at this point the effect of the Asian problems has been mostly positive because it has helped to lower the price of oil and other commodities and has brought down U.S. interest rates. All of these factors have helped to contribute to a short-term rally for most U.S. stocks. We remain cautious, however, because the negative effects from Asia may arrive later this year. We believe the fund is positioned to avoid excessive volatility. As it has been throughout its 60-year history, your fund remains prepared to face a variety of market situations with a conservative strategy and a portfolio diversified across a wide array of stocks and bonds.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The George Putnam Fund of Boston is designed for investors seeking capital appreciation and current income.

TOTAL RETURN FOR PERIODS ENDED 1/31/98

                                Class A         Class B         Class M
(inception date)               (11/5/37)       (4/27/92)       (12/1/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                     3.29%  -2.67%   2.88%  -1.87%   3.02%  -0.57%
------------------------------------------------------------------------------
1 year                      17.91   11.13   17.02   12.02   17.34   13.22
------------------------------------------------------------------------------
5 years                    101.19   89.61   93.72   91.72   96.15   89.34
Annual average              15.01   13.65   14.14   13.90   14.42   13.62
------------------------------------------------------------------------------
10 years                   253.95  233.54  226.54  226.54  234.20  222.62
Annual average              13.47   12.80   12.56   12.56   12.82   12.43
------------------------------------------------------------------------------
Annual average
(life of fund)               9.97    9.86    8.90    8.90    9.18    9.11
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/98

                                  Standard &   Lehman Bros.
                                   Poor's      Govt./Corp.    Consumer
                                  500 Index    Bond Index   Price Index
------------------------------------------------------------------------------
6 months                             3.56%        5.12%        0.69%
------------------------------------------------------------------------------
1 year                              26.91        11.17         1.57
------------------------------------------------------------------------------
5 years                            152.30        43.21        13.32
Annual average                      20.34         7.45         2.53
------------------------------------------------------------------------------
10 years                           410.03       135.20        39.67
Annual average                      17.69         8.93         3.40
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/98

                                   Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)                2             2            2
------------------------------------------------------------------------------
Income                             $0.300        $0.234       $0.259
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                           0.782         0.782        0.782
------------------------------------------------------------------------------
Short-term                          0.430         0.430        0.430
------------------------------------------------------------------------------
   Total                           $1.512        $1.446       $1.471
------------------------------------------------------------------------------
Share value:                    NAV      POP       NAV      NAV      POP
------------------------------------------------------------------------------
7/31/97                      $18.95   $20.11    $18.82   $18.82  $ 19.50
------------------------------------------------------------------------------
1/31/98                       18.03    19.13     17.89    17.89    18.54
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1         3.33%    3.14%     2.57%    2.91%    2.80%
------------------------------------------------------------------------------
Current 30-day SEC yield2      3.04     2.86      2.30     2.55     2.46
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                               Class A         Class B         Class M
                             NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                     8.07%   1.87%   7.69%   2.71%   7.83%   4.06%
------------------------------------------------------------------------------
1 year                      21.03   14.07   20.12   15.12   20.46   16.25
------------------------------------------------------------------------------
5 years                    102.25   90.65   94.95   92.95   97.14   90.24
Annual average              15.13   13.78   14.28   14.05   14.54   13.73
------------------------------------------------------------------------------
10 years                   268.08  246.84  239.75  239.75  247.63  235.34
Annual average              13.92   13.24   13.01   13.01   13.27   12.86
------------------------------------------------------------------------------
Annual average
life of fund                 9.98    9.87    8.91    8.91    9.19    9.12
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Lehman Brothers Government/Corporate Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, nonconvertible investment-grade corporate debt securities and U.S. dollar-denominated SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
January 31, 1998 (Unaudited)


COMMON STOCKS (63.9%) *
NUMBER OF SHARES                                                                                       VALUE

Aerospace and Defense (1.3%)
------------------------------------------------------------------------------------------------------------
        700,000  Boeing Co.                                                                   $   33,293,750
        196,000  Lockheed Martin Corp.                                                            20,396,250
         77,200  Northrop Grumman Corp.                                                            9,466,650
                                                                                              --------------
                                                                                                  63,156,650

Agriculture (--%)
------------------------------------------------------------------------------------------------------------
         22,025  PSF Holdings LLC Class A +                                                          660,750

Automotive (1.2%)
------------------------------------------------------------------------------------------------------------
        794,900  Chrysler Corp.                                                                   27,672,456
        526,000  Michelin Corp. Class B  (France)                                                 28,011,581
        159,667  Midas, Inc.                                                                       2,564,646
                                                                                              --------------
                                                                                                  58,248,683

Basic Industrial Products (2.8%)
------------------------------------------------------------------------------------------------------------
        680,000  Caterpillar, Inc.                                                                32,640,000
        523,000  Cooper Industries, Inc.                                                          27,751,688
        452,200  Deere (John) & Co.                                                               23,853,550
        320,000  Dresser Industries, Inc.                                                         11,440,000
        479,000  Hussmann International, Inc.                                                      6,526,375
        372,000  Minnesota Mining & Manufacturing Co.                                             31,062,000
                                                                                              --------------
                                                                                                 133,273,613

Broadcasting (0.5%)
------------------------------------------------------------------------------------------------------------
        820,200  Comcast Corp. Class A                                                            25,682,513

Building and Construction (--%)
------------------------------------------------------------------------------------------------------------
          1,600  Terex Corp. Rights expiration date 5/15/00 +                                         32,000

Business Equipment and Services (2.0%)
------------------------------------------------------------------------------------------------------------
        570,000  Hewlett-Packard Co.                                                              34,200,000
        581,400  Pitney Bowes, Inc.                                                               26,671,725
        428,500  Xerox Corp.                                                                      34,440,688
                                                                                              --------------
                                                                                                  95,312,413

Chemicals (1.7%)
------------------------------------------------------------------------------------------------------------
        892,000  du Pont (E.I.) de Nemours & Co., Ltd.                                            50,509,500
        484,000  Eastman Chemical Co.                                                             28,828,250
                                                                                              --------------
                                                                                                  79,337,750

Computer Services and Software  (1.2%)
------------------------------------------------------------------------------------------------------------
        499,000  Computer Associates Intl., Inc.                                                  26,540,563
        334,000  IBM Corp.                                                                        32,961,625
                                                                                              --------------
                                                                                                  59,502,188

Conglomerates (1.1%)
------------------------------------------------------------------------------------------------------------
        458,000  Temple Inland, Inc.                                                              25,419,000
        541,900  TRW, Inc.                                                                        27,569,163
                                                                                              --------------
                                                                                                  52,988,163

Consumer Non Durables (2.4%)
------------------------------------------------------------------------------------------------------------
        389,000  Colgate-Palmolive Co.                                                            28,494,250
          1,213  Hedstrom Holdings, Inc. 144A                                                          1,668
        765,200  Kimberly-Clark Corp.                                                             39,933,875
      1,070,000  Philip Morris Cos., Inc.                                                         44,405,000
                                                                                              --------------
                                                                                                 112,834,793

Consumer Products (1.1%)
------------------------------------------------------------------------------------------------------------
        686,100  Fortune Brands, Inc.                                                             26,243,325
        533,000  Lowe's Cos., Inc.                                                                26,949,813
                                                                                              --------------
                                                                                                  53,193,138

Consumer Services (--%)
------------------------------------------------------------------------------------------------------------
            100  AmeriKing, Inc. +                                                                     5,000

Electronics and Electrical Equipment (3.4%)
------------------------------------------------------------------------------------------------------------
        637,000  Emerson Electric Co.                                                             38,538,500
        574,000  Intel Corp.                                                                      46,494,000
        220,000  Rockwell International Corp.                                                     12,292,500
      1,456,800  Siebe PLC  (United Kingdom)                                                      24,837,238
        728,500  Texas Instruments, Inc.                                                          39,794,313
                                                                                              --------------
                                                                                                 161,956,551

Environmental Control (0.5%)
------------------------------------------------------------------------------------------------------------
        641,700  Browning-Ferris Industries, Inc.                                                 22,178,756

Food and Beverages (3.1%)
------------------------------------------------------------------------------------------------------------
        642,000  Anheuser-Busch Cos., Inc.                                                        28,849,875
        455,000  General Mills, Inc.                                                              33,869,063
        469,900  Heinz (H.J.) Co.                                                                 26,050,081
        405,000  Nabisco Holdings Corp. Class A                                                   16,756,875
        762,500  PepsiCo, Inc.                                                                    27,497,656
        958,000  Whitman Corp.                                                                    15,926,750
                                                                                              --------------
                                                                                                 148,950,300

Health Care (0.6%)
------------------------------------------------------------------------------------------------------------
        577,000  United Healthcare Corp.                                                          29,571,250

Insurance and Finance  (12.4%)
------------------------------------------------------------------------------------------------------------
        419,000  Ahmanson (H.F.) & Co.                                                            24,432,938
        659,600  American General Corp.                                                           37,184,950
        471,300  AON Corp.                                                                        26,304,431
        716,000  Banc One Corp.                                                                   40,006,500
        290,300  BankBoston Corp.                                                                 25,981,850
        264,858  Bankers Trust New York Corp. [UPSIDE DOWN DELTA]                                 27,628,000
        133,000  Beneficial Corp.                                                                 10,324,125
        148,300  CIGNA Corp.                                                                      25,146,119
         29,500  Citicorp                                                                          3,510,500
        166,300  Crestar Financial Corp.                                                           8,730,750
        428,100  Federal National Mortgage Association                                            26,435,175
        481,100  First Chicago NBD Corp.                                                          35,902,088
        786,100  First Union Corp.                                                                37,781,931
        150,000  Firstar Corp.                                                                     5,821,875
        511,000  Fleet Financial Group, Inc.                                                      36,600,375
        357,600  Hartford Financial Services Group                                                32,184,000
        372,500  KeyCorp                                                                          24,212,500
        244,600  Morgan (J.P.) & Co., Inc.                                                        24,750,463
        582,000  NationsBank Corp.                                                                34,920,000
        663,000  Norwest Corp.                                                                    24,199,500
        747,400  PNC Bank Corp.                                                                   38,537,813
        407,500  Synovus Financial Corp.                                                          13,422,031
        394,000  Washington Mutual, Inc.                                                          25,314,500
                                                                                              --------------
                                                                                                 589,332,414

Medical Supplies and Devices (1.0%)
------------------------------------------------------------------------------------------------------------
        857,700  Baxter International, Inc.                                                       47,763,169

Metals and Mining (0.6%)
------------------------------------------------------------------------------------------------------------
        465,000  Phelps Dodge Corp.                                                               30,631,875

Oil and Gas (6.5%)
------------------------------------------------------------------------------------------------------------
        510,600  Amoco Corp.                                                                      41,550,075
        557,150  British Petroleum PLC ADR  (United Kingdom)                                      44,746,109
        569,600  Elf Aquitane ADR  (France)                                                       32,218,000
        666,000  Enron Corp.                                                                      27,597,375
        935,400  Exxon Corp.                                                                      55,480,913
        699,100  Mobil Corp.                                                                      47,626,188
        634,700  Sonat, Inc.                                                                      27,728,456
        639,000  Total Corp. ADR  (France)                                                        33,148,125
                                                                                              --------------
                                                                                                 310,095,241

Paper and Forest Products (1.2%)
------------------------------------------------------------------------------------------------------------
        224,000  Chesapeake Corp.                                                                  7,588,000
        957,000  Weyerhaeuser Co.                                                                 47,670,563
                                                                                              --------------
                                                                                                  55,258,563

Pharmaceuticals (4.9%)
------------------------------------------------------------------------------------------------------------
        649,000  American Home Products Corp.                                                     61,938,938
        478,000  Bristol-Myers Squibb Co.                                                         47,650,625
        456,400  Johnson & Johnson                                                                30,550,275
        424,000  Merck & Co., Inc.                                                                49,714,000
      1,131,270  Pharmacia & Upjohn, Inc.                                                         43,483,191
                                                                                              --------------
                                                                                                 233,337,029

Publishing (0.4%)
------------------------------------------------------------------------------------------------------------
        244,400  McGraw-Hill, Inc.                                                                17,062,175

REITs (Real Estate Investment Trust)  (1.1%)
------------------------------------------------------------------------------------------------------------
        395,000  Duke Realty Investments, Inc.                                                     9,381,250
        466,000  Starwood Lodging Trust                                                           25,338,750
        387,600  Equity Residential Properties Trust                                              19,816,050
                                                                                              --------------
                                                                                                  54,536,050

Retail (1.3%)
------------------------------------------------------------------------------------------------------------
        554,200  May Department Stores Co.                                                        29,130,138
      1,136,500  Toys "R" Us, Inc. +                                                              30,472,406
                                                                                              --------------
                                                                                                  59,602,544

Telecommunications (0.5%)
------------------------------------------------------------------------------------------------------------
        705,000  Cincinnati Bell, Inc.                                                            25,291,875
          3,175  NEXTEL Communications, Inc. Class A +                                                86,717
                                                                                              --------------
                                                                                                  25,378,592

Transportation (2.9%)
------------------------------------------------------------------------------------------------------------
        378,100  Burlington Northern Santa Fe Corp.                                               32,800,175
        300,000  Delta Air Lines, Inc.                                                            34,237,500
        390,000  FDX Corp.                                                                        25,374,375
        556,800  Ryder System, Inc.                                                               18,652,800
        445,000  Union Pacific Corp.                                                              26,700,000
                                                                                              --------------
                                                                                                 137,764,850

Utilities (8.2%)
------------------------------------------------------------------------------------------------------------
        591,400  American Telephone & Telegraph Co.                                               37,036,425
        844,000  Ameritech Corp.                                                                  36,239,250
        381,112  Bell Atlantic Corp.                                                              35,276,680
        589,000  BellSouth Corp.                                                                  35,671,313
        213,265  Cinergy Corp.                                                                     7,357,643
        649,999  Duke Power Co.                                                                   35,221,821
        654,300  GTE Corp.                                                                        35,700,244
        358,000  OGE Energy Corp.                                                                 18,727,875
        580,200  Pacific Enterprises                                                              20,923,463
        486,600  Potomac Electric Power Co.                                                       12,104,175
        509,201  SBC Communications, Inc.                                                         39,590,378
      1,083,000  Southern Co.                                                                     26,330,438
        535,000  Sprint Corp.                                                                     31,765,615
        440,000  Texas Utilities Co.                                                              18,095,000
                                                                                              --------------
                                                                                                 390,040,320
                                                                                              --------------
                 Total Common Stocks (cost $2,537,017,145)                                    $3,047,687,333

CORPORATE BONDS AND NOTES  (14.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.1%)
------------------------------------------------------------------------------------------------------------
  $     150,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                            $      167,250
      1,370,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                 1,496,725
        315,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                 327,600
        355,000  Outdoor Comunications, Inc. sr. sub. notes 9 1/4s, 2007                             371,863
         45,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                    48,263
        850,000  Outdoor Systems, Inc. company guaranty 8 7/8s, 2007                                 894,625
      1,125,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                               1,262,813
        550,000  Universal Outdoor, Inc. sr. sub. notes Ser. B, 9 3/4s, 2006                         617,375
                                                                                              --------------
                                                                                                   5,186,514

Aerospace and Defense (0.3%)
------------------------------------------------------------------------------------------------------------
        100,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                       102,500
        350,000  BE Aerospace sr. notes 9 3/4s, 2003                                                 367,500
         70,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                     75,250
        115,000  K & F Industries, Inc. 144A sr. sub. notes 9 1/4s, 2007                             121,469
     11,985,000  Raytheon Co notes 6.45s, 2002                                                    12,162,138
        115,000  Sequa Corp. sr. notes 9 5/8s, 1999                                                  119,600
        105,000  Sequa Corp. bonds 8 3/4s, 2001                                                      107,625
         80,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                             83,200
                                                                                              --------------
                                                                                                  13,139,282

Agriculture (0.1%)
------------------------------------------------------------------------------------------------------------
        300,000  AGCO Corp. sr. sub. notes 8 1/2s, 2006                                              311,250
      4,120,000  Potash Corp. of Saskatchewan notes 7 1/8s, 2007 (Cananda)                         4,262,470
        255,740  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 [2 DBL. DAGGERS]             276,199
                                                                                              --------------
                                                                                                   4,849,919

Apparel (--%)
------------------------------------------------------------------------------------------------------------
        320,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                        339,200

Automotive (0.1%)
------------------------------------------------------------------------------------------------------------
        111,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                               123,210
         40,000  Cambridge Industries, Inc. company guaranty
                   Ser. B, 10 1/4s, 2007                                                              41,600
      2,630,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                           2,770,126
        105,000  Delco Remy International, Inc. 144A sr. notes 8 5/8s, 2007                          108,938
         70,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                   76,125
        840,000  Hayes Wheels International, Inc. company guaranty
                   Ser. B, 9 1/8s, 2007                                                              880,950
        800,000  Lear Corp. sub. notes 9 1/2s, 2006                                                  893,000
                                                                                              --------------
                                                                                                   4,893,949

Banks (1.7%)
------------------------------------------------------------------------------------------------------------
      2,620,000  Abbey National First Capital PLC sub. notes 7.35s, 2049
                   (United Kingdom)                                                                2,773,663
      7,225,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                    6,849,300
      5,950,000  Advanta National Bank sr. notes 7.02s, 2001                                       5,971,301
        145,000  Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                               150,800
      5,330,000  Den Danske Bank 144A sub. notes 6.55s, 2003 (Denmark)                             5,467,034
         40,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                               45,706
        595,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                              666,400
      4,015,000  Firstar Capital Trust I company guaranty Ser. B, 8.32s, 2026                      4,399,557
      4,130,000  Greenpoint Bank sr. notes 6.7s, 2002                                              4,213,509
      8,895,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                8,826,153
        140,000  North Fork Capital Trust I company guaranty 8.7s, 2026                              154,745
          5,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                            5,550
      8,055,000  Peoples Bank Bridgeport sub. notes 7.2s, 2006                                     8,360,285
      1,685,000  Peoples Heritage Capital Trust company guaranty Ser. B,
                   9.06s, 2027                                                                     1,880,561
         90,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                          96,799
      3,750,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                       3,942,375
      4,855,000  Sparbanken Sverige AB (Swedbank) 144A sub. 7 1/2s,
                   2006 (Sweden)                                                                   5,052,768
      3,915,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                           4,040,632
      2,000,000  State Development Bank of China deb. 12 1/2s, 1999 (China)                        2,182,500
      3,100,000  State Development Bank of China notes 7 3/8s, 2007 (China)                        2,925,997
      2,195,000  State Street Institution 144A company guaranty 7.94s, 2026                        2,365,025
      4,450,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                    5,100,501
      5,090,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                    5,376,567
                                                                                              --------------
                                                                                                  80,847,728

Basic Industrial Products (--%)
------------------------------------------------------------------------------------------------------------
        165,000  American Standard Companies, Inc. sr. notes 7 3/8s, 2008                            164,588
        175,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                              192,500
         90,000  Inter-City Products sr. notes 9 3/4s, 2000                                           92,250
        120,000  Koppers Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                           126,450
      1,260,000  Navistar Intl. Corp. 144A sr. notes 7s, 2003                                      1,255,028
         60,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                            64,346
         30,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                             30,900
                                                                                              --------------
                                                                                                   1,926,062

Broadcasting (0.2%)
------------------------------------------------------------------------------------------------------------
        185,000  Acme Television/Finance 144A sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 9/30/00), 2004 ++                                                144,300
         50,000  Affinity Group Holdings sr. sub. notes 11 1/2s, 2003                                 53,563
        585,000  Affinity Group Holdings sr. notes 11s, 2007                                         631,800
         10,000  Allbritton Communications Co. sr. sub. deb. 11 1/2s, 2004                            10,513
        240,000  Allbritton Communications Co. 144A sr. sub. notes 8 7/8s, 2008                      240,000
        800,000  American Radio Systems Corp. company guaranty 9s, 2006                              854,000
        202,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                 227,250
        400,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                        453,000
        675,000  Benedek Communications Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 5/15/01), 2006 ++                                                533,250
        650,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                    667,875
        190,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                   (12 3/4s, 2/1/02), 2009 ++                                                        138,700
         80,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s, 2004                       81,600
        185,000  Chancellor Media Corp. sr. sub. notes 9 3/8s, 2004                                  194,250
         80,000  Citadel Broadcast 144A sr. sub. notes 10 1/4s, 2007                                  88,000
        300,000  Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s,
                   (13 1/4s, 5/1/98), 2003 ++                                                        336,000
        180,000  Facilicom International 144A sr. notes 10 1/2s, 2008                                185,625
        650,000  Fox/Liberty Networks LLC sr. disc. notes stepped-coupon
                   zero % (9 3/4s, 8/15/02), 2007 ++                                                 435,500
        480,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                     492,000
        625,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                             671,875
         45,000  Gray Communications Systems, Inc. sr. sub. notes 10 5/8s, 2006                       49,275
        115,000  Heritage Media Services Corp. sr. sub. notes 8 3/4s, 2006                           123,050
        225,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                             246,375
        100,000  Jacor Communications, Inc. company guaranty 9 3/4s, 2006                            108,000
        925,000  Jacor Communications, Inc. company guaranty Ser. B,
                   8 3/4s, 2007                                                                      957,375
        250,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                          286,250
         35,000  Radio One, Inc. company guaranty stepped-coupon Ser. B, 7s,
                   (12s, 5/15/00), 2004 ++                                                            35,350
        200,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                                214,000
        700,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                            726,250
        100,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                            110,250
        700,000  Spanish Broadcasting Systems sr. notes 12 1/2s, 2002                                805,000
        830,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                                  896,400
         85,000  TV Azteca S.A. de CV sr. notes 10 1/2s, 2007 (Mexico)                                89,569
                                                                                              --------------
                                                                                                  11,086,245

Building and Construction (0.1%)
------------------------------------------------------------------------------------------------------------
        115,000  American Architectural Products Corp. 144A sr. notes
                   11 3/4s, 2007                                                                     118,881
        175,000  Atrium Companies, Inc. sub. notes 10 1/2s, 2006                                     184,625
         60,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                              62,100
        115,000  Congoleum Corp. sr. notes 9s, 2001                                                  118,163
         95,000  Continental Homes Holding Corp. sr. notes 10s, 2006                                 102,600
        300,000  GS Superhighway Holdings 144A sr. notes 10 1/4s, 2007                               273,000
      3,300,000  Guangdong Enterprises 144A sr. notes 8 7/8s, 2007 (China)                         2,610,399
        200,000  M.D.C. Holdings, Inc. notes Ser. B, 11 1/8s, 2003                                   220,500
        137,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                         156,180
                                                                                              --------------
                                                                                                   3,846,448

Business Equipment and Services (0.1%)
------------------------------------------------------------------------------------------------------------
        115,000  Aramark Corp. sub. notes 8 1/2s, 2003                                               117,875
        120,000  ATC Group Services, Inc. 144A sr. sub. notes 12s, 2008                              123,000
         70,000  Axiohm Transactions Solutions 144A sr. sub. notes 9 3/4s, 2007                       71,050
        170,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                         174,250
        610,000  Iron Mountain, Inc. med. term notes company guaranty
                   10 1/8s, 2006                                                                     666,425
        100,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                        110,000
        649,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                     739,860
        800,000  Unicco Service Co. 144A company guaranty 9 7/8s, 2007                               814,000
         45,000  Williams Scotsman, Inc. 144A sr. notes 9 7/8s, 2007                                  46,856
                                                                                              --------------
                                                                                                   2,863,316

Cable Television (0.3%)
------------------------------------------------------------------------------------------------------------
        100,000  Adelphia Communications Corp. sr. notes Ser. B, 10 1/4s, 2000                       103,750
        250,000  Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                        272,500
        261,875  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 [2 DBL. DAGGERS]               269,731
         10,000  Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                                 11,100
        100,000  Cablevision Systems Corp. sr. sub. notes 9 1/4s, 2005                               107,000
        355,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                 383,400
        850,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                 886,125
        310,000  Century Communications Corp. 144A sr. disc. notes
                   zero %, 2008                                                                      131,750
        605,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                           645,644
        250,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                           268,828
        240,000  Comcast Corp. sr. sub. notes 9 1/8s, 2006                                           254,400
      4,825,000  Continental Cablevision, Inc. sr. deb. 9 1/2s, 2013                               5,750,725
         10,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (13 1/4s, 9/30/99), 2004
                   (United Kingdom) ++                                                                 9,025
        625,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                               490,625
      1,670,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                             1,148,125
        150,000  Heartland Wireless Communications, Inc. sr. notes Ser. B,
                   14s, 2004                                                                          56,625
      1,010,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                   zero % (11 1/2s, 2/01/01), 2006 ++                                                810,525
        390,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                  429,000
        490,000  Lenfest Communications, Inc. 144A sr. sub. notes 8 1/4s, 2008                       488,657
        500,000  Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                                      542,500
        765,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                                 722,925
        100,000  Rogers Cablesystems Ltd. notes 11s, 2015                                            118,000
          5,000  Rogers Cablesystems Ltd. deb. 10 1/8s, 2012                                           5,525
        225,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005                                253,125
         50,000  Wireless One, Inc. sr. notes 13s, 2003                                               15,375
                                                                                              --------------
                                                                                                  14,174,985

Cellular Communications (--%)
------------------------------------------------------------------------------------------------------------
         80,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                            85,600

Chemicals (0.2%)
------------------------------------------------------------------------------------------------------------
        220,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                        239,800
        275,000  Huntsman Corp. 144A sr. sub. notes FRN 9.187s, 2007                                 280,500
      1,640,000  Lyondell Petrochemical Co. notes 9 1/8s, 2002                                     1,813,807
        150,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                          149,250
        500,000  PCI Chemicals & Pharmaceuticals 144A sr. notes 9 1/4s,
                   2007 (Canada)                                                                     502,500
        115,000  Pharmaceutical Fine Chemicals 144A sr. sub. notes 9 3/4s,
                   2007 (Switzerland)                                                                118,738
      3,775,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds 7.7s,
                   2006 (Chile)                                                                    3,925,623
        125,000  Sovereign Specialty Chemical 144A sr. sub. notes 9 1/2s, 2007                       131,563
        135,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                                 84,375
        705,000  Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                       726,150
        100,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                        88,000
        125,000  Union Carbide Global Enterprises sr. sub. notes Ser. B, 12s, 2005                   139,063
                                                                                              --------------
                                                                                                   8,199,369

Computer Services and Software (--%)
------------------------------------------------------------------------------------------------------------
        155,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                   158,100

Conglomerates (--%)
------------------------------------------------------------------------------------------------------------
         30,000  Cia Latino Americana 144A company guaranty 11 5/8s,
                   2004 (Argentina)                                                                   30,300
        195,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                        195,731
                                                                                              --------------
                                                                                                     226,031

Consumer Durable Goods (--%)
------------------------------------------------------------------------------------------------------------
         40,000  CLN Holdings, Inc. sr. disc. notes zero %, 2001                                      23,600
         35,000  Foamex, L.P. company guaranty 9 7/8s, 2007                                           36,050
         40,000  Hedstrom Corp. 144A 10s, 2007                                                        41,100
         20,000  Hedstrom Holdings, Inc. 144A sr. disc. notes zero %
                   (12s, 6/1/02), 2009 ++                                                             12,400
        120,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                             103,800
        110,000  Sealy Mattress Co. 144A sr. sub. notes 9 7/8s, 2007                                 115,775
        165,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                           180,675
                                                                                              --------------
                                                                                                     513,400

Consumer Non Durables (0.1%)
------------------------------------------------------------------------------------------------------------
         60,000  Amscan Holdings, Inc. 144A sr. sub. notes 9 7/8s, 2007                               62,700
        650,000  Carson, Inc.  144A sr. sub. notes 10 3/8s, 2007                                     650,000
        220,000  Coty, Inc. Gtd. sr. sub. notes 10 1/4s, 2005                                        233,750
      1,345,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                     1,395,438
                                                                                              --------------
                                                                                                   2,341,888

Consumer Products (0.3%)
------------------------------------------------------------------------------------------------------------
      1,155,000  Philip Morris Cos., Inc. deb. 7 3/4s, 2027                                        1,238,449
      1,405,000  Philip Morris Cos., Inc. notes 7 1/2s, 2004                                       1,480,786
      2,925,000  Philip Morris Cos., Inc. notes 7 1/8s, 2004                                       3,022,724
      2,800,000  Philip Morris Cos., Inc. notes 6.8s, 2003                                         2,875,040
        200,000  Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 2001                         147,000
      5,225,000  Sampoerna International Finance Co. 144A company guaranty
                   8 3/8s, 2006 (Indonesia)                                                        2,978,250
                                                                                              --------------
                                                                                                  11,742,249

Consumer Related (--%)
------------------------------------------------------------------------------------------------------------
         35,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                              36,925

Consumer Services  (0.1%)
------------------------------------------------------------------------------------------------------------
        450,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                       486,000
        300,000  Coinmach Corp. 144A sr. notes 11 3/4s, 2005                                         334,500
        248,750  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                      278,600
        448,375  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]               499,938
        490,000  Fitzgeralds Gaming Corp. 144A company guaranty
                   12 1/4s, 2004                                                                     504,700
        120,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                 130,500
        140,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                           149,975
        100,000  Isle of Capri Black Hawk LLC 1st mtge. Ser. B, 13s, 2004                            101,500
         80,000  Penn National Gaming, Inc. 144A sr. notes 10 5/8s, 2004                              83,800
      1,000,000  Perkins Family Restaurants L.P. 144A sr. notes 10 1/8s, 2007                      1,050,000
        500,000  Production Resource Group 144A sr. sub. notes 11 1/2s, 2008                         505,000
                                                                                              --------------
                                                                                                   4,124,513

Electronics and Electrical Equipment (0.1%)
------------------------------------------------------------------------------------------------------------
        110,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (Canada)                                                                     117,150
        126,767  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                    129,619
        134,534  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                               137,898
        125,000  Details, Inc. 144A sr. sub. notes 10s, 2005                                         132,500
        650,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                   659,750
        120,000  Dobson Communications Corp. 11 3/4s, 2007                                           130,800
      1,116,651  Fairchild Semiconductor Corp. sr. sub. notes 11.74s, 2008 [2 DBL. DAGGERS]        1,239,483
      1,270,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                        1,349,375
        360,000  Flag Limited 144A sr. notes 8 1/4s, 2008 (Bermuda)                                  369,900
        160,000  Flextronics Internationl Ltd. 144A sr. sub. notes 8 3/4s, 2007                      162,000
         45,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                  46,688
        200,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s, 8/15/00), 2003
                   (Canada) ++                                                                        64,000
        150,000  Motors and Gears, Inc. 144A sr. notes 10 3/4s, 2006                                 162,750
        190,000  Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006                              206,150
         85,000  Prestolite Electric, Inc. 144A sr. notes 9 5/8s, 2008                                86,913
      1,500,000  Unisys Corp. deb. 9 3/4s, 2016                                                    1,560,000
        100,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                         103,500
         25,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                         26,250
                                                                                              --------------
                                                                                                   6,684,726

Energy-Related (0.3%)
------------------------------------------------------------------------------------------------------------
        435,000  AES Corp. sr. sub. notes 8 3/8s, 2007                                               445,875
      8,990,000  Calenergy, Inc. sr. notes 7.63s, 2007                                             9,210,165
        175,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004                              157,500
      3,350,000  Quezon Power Ltd. sr. notes 8.86s, 2017 (Philippines)                             2,788,205
                                                                                              --------------
                                                                                                  12,601,745

Entertainment (1.1%)
------------------------------------------------------------------------------------------------------------
      1,070,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                               1,123,500
        140,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                           152,250
        450,000  Aztar Corp. sr. sub. notes 11s, 2002                                                465,188
         75,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                         83,250
        725,000  Cinemark USA, Inc. notes 9 5/8s, 2008                                               764,875
        400,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008                                      425,000
        350,000  Coast Hotels & Casinos, Inc. 1st mtge. company guaranty
                   Ser. B, 13s, 2002                                                                 402,500
        220,000  Empress River Casino sr. notes 10 3/4s, 2002                                        238,700
        700,000  Harvey Casino Resorts sr. sub. notes 10 5/8s, 2006                                  780,500
        150,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                      165,000
        435,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                            448,050
        510,000  Mohegan Tribal Gaming sr. secd. notes Ser. B, 13 1/2s, 2002                         655,350
     14,965,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                    15,557,464
      7,515,000  News America Holdings, Inc. deb. 7.7s, 2025                                       7,818,831
        125,000  Players International, Inc. sr. notes 10 7/8s, 2005                                 135,625
        210,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                     234,150
        390,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                           273,000
        750,000  Regal Cinemas, Inc. sr. sub. notes 8 1/2s, 2007                                     765,000
        575,000  Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                              691,438
        840,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                       912,450
        650,000  Sun International Hotels Ltd. company guaranty 9s, 2007                             689,000
      2,670,000  Time Warner Entertainment, Inc. notes 8 7/8s, 2012                                3,123,419
     12,535,000  Time Warner Entertainment, Inc. sr. notes 8 3/8s, 2033                           14,397,826
        660,000  Time Warner Entertainment, Inc. deb. 7 1/4s, 2008                                   691,119
        350,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                  364,000
      1,750,000  Viacom International, Inc. sub. deb. 8s, 2006                                     1,793,750
                                                                                              --------------
                                                                                                  53,151,235

Environmental Control (--%)
------------------------------------------------------------------------------------------------------------
        160,000  Allied Waste Industries, Inc. sr. disc. notes stepped-coupon
                   zero % (11.3s, 6/1/02), 2007 ++                                                   116,800

Food and Beverages (0.1%)
------------------------------------------------------------------------------------------------------------
         65,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                   70,200
        215,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                   221,988
         50,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                               53,250
        895,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                            921,850
        325,000  Chiquita Brands sr. notes 9 5/8s, 2004                                              343,688
         75,000  Eagle Family Foods 144A sr. sub. notes 8 3/4s, 2008                                  75,563
        135,000  Fleming Companies, Inc. 144A sr. sub. notes 10 1/2s, 2004                           143,100
         40,000  Packaged Ice, Inc. 144A sr. notes 9 3/4s, 2005                                       40,800
        150,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                             162,000
        100,000  Southern Foods Group 144A sr. sub. notes 9 7/8s, 2007                               106,250
        170,000  Stater Brothers sr. notes 11s, 2001                                                 187,850
        670,000  Stater Brothers 144A sr. sub. notes 9s, 2004                                        693,450
         20,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                                  21,250
                                                                                              --------------
                                                                                                   3,041,239

Health Care (0.3%)
------------------------------------------------------------------------------------------------------------
        380,000  Extendicare, Inc. 144A sr. sub. notes 9.35s, 2007                                   399,475
        230,000  Fisher Scientific International, Inc. 144A sr. sub. notes 9s, 2008                  236,038
        925,000  Genesis Eldercare 144A sr. sub. notes 9s, 2007                                      943,500
        280,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                           293,300
        200,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                211,500
        350,000  Integrated Health Services, Inc. 144A sr. sub. notes 9 1/4s, 2008                   367,500
        170,000  Magellan Health Services, Inc. sr. sub. deb. Ser. A, 11 1/4s, 2004                  189,550
      1,870,000  Manor Care, Inc. sr. notes 7 1/2s, 2006                                           1,860,818
        500,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                            472,500
        260,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                  310,700
        175,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                      180,250
        830,000  Paragon Health Networks, Inc. 144A sr. sub. notes 9 1/2s, 2007                      867,350
        450,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                               474,750
        430,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 1/2s, 2007                         451,500
      1,200,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                1,258,500
      3,825,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                         3,954,094
                                                                                              --------------
                                                                                                  12,471,325

Insurance and Finance (2.1%)
------------------------------------------------------------------------------------------------------------
        105,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                         99,750
      3,720,000  AFC Capital Trust I company guaranty Ser. B, 8.207s, 2027                         4,147,316
      1,990,000  Allstate Financing II company guaranty 7.83s, 2045                                2,100,405
      1,500,000  AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                           1,888,575
      8,465,000  American General Institute 144A company guaranty
                   8 1/8s, 2046                                                                    9,349,931
        340,000  Colonial Capital I 144A company guaranty 8.92s, 2027                                370,175
      4,740,000  Conseco, Inc. sr. notes 10 1/2s, 2004                                             5,728,195
         80,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                         76,800
        110,000  Dine S.A. de C.V. 144A company guaranty 8 3/4s,
                   2007 (Luxembourg)                                                                 105,875
         90,000  Dollar Financial Group, Inc. sr. notes Ser. A, 10 7/8s, 2006                         98,100
        120,000  Espirto Santo Centrais 144A sr. notes 10s, 2007 (Luxembourg)                        115,200
      7,250,000  Executive Risk Capital Trust company guaranty Ser. B,
                  8.675s, 2027                                                                     7,972,318
      1,880,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                             2,003,065
      5,145,000  Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                5,150,627
      1,920,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                            2,168,467
      2,625,000  Hartford Life, Inc. deb. 7.65s, 2027                                              2,800,875
        175,000  Imperial Credit Capital Trust I 144A company guaranty
                   10 1/4s, 2002                                                                     173,250
        100,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                              96,000
        150,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                  158,250
        205,000  Investors Capital Trust I company guaranty Ser. B, 9.77s, 2027                      227,038
      6,225,000  Lehman Bros Holdings, Inc. med. term notes 6.4s, 1999                             6,286,254
      3,775,000  Markel Capital Trust I 8.71s, 2046                                                4,125,433
      8,695,000  Money Store, Inc. notes 8.05s, 2002                                               8,885,421
        110,000  Nationwide Credit, Inc. 144A sr. notes 10 1/4s, 2008                                112,475
         80,000  Netia Holdings B.V. 144A company guaranty 10 1/4s,
                   2007 (Poland)                                                                      80,200
         50,000  Netia Holdings B.V. 144A company guaranty stepped-coupon
                   zero % (11 1/4s, 11/1/01), 2007 (Poland) ++                                        33,000
         70,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                 77,000
      2,000,000  Orion Capital Corp. sr. notes 9 1/8s, 2002                                        2,223,680
      4,825,000  Phoenix Home Life Mutual Insurance Co. 144A notes
                   6.95s, 2006                                                                     4,977,663
         35,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                             35,438
        150,000  Polytama International notes 11 1/4s, 2007                                           75,000
        185,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                    195,338
        345,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                            370,865
      6,350,000  Salomon, Inc. sr. notes 7.3s, 2002                                                6,622,098
      3,195,000  Southern Investments Service Co. sr. notes 6.8s,
                   2006 (United Kingdom)                                                           3,268,102
         75,000  Sovereign Capital Trust company guaranty 9s, 2027                                    82,186
      8,015,000  TIG Capital Trust I 144A bonds 8.597s, 2027                                       8,595,767
      4,745,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                             5,062,441
      2,385,000  USF&G Corp. 144A company guaranty 8.312s, 2046                                    2,722,001
        130,000  Vicap S.A. 144A company guaranty 10 1/4s, 2002 (Mexico)                             133,250
                                                                                              --------------
                                                                                                  98,793,824

Lodging (--%)
------------------------------------------------------------------------------------------------------------
        167,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                  172,845
        155,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                     168,950
         90,000  Prime Hospitality Corp. 1st mtge. 9 1/4s, 2006                                       96,300
                                                                                              --------------
                                                                                                     438,095

Medical Supplies and Devices (--%)
------------------------------------------------------------------------------------------------------------
        265,000  ALARIS Medical Inc. company guaranty 9 3/4s, 2006                                   280,900
        150,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                       167,250
        175,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                             196,875
         55,000  Imagyn Medical Technologies company guaranty 12 1/2s, 2004                           33,000
        480,000  Kinetic Concepts, Inc. 144A sr. sub. notes 9 5/8s, 2007                             499,200
        430,000  Wright Medical Technology, Inc. 144A notes Ser. C,
                   11 3/4s, 2000                                                                     430,000
                                                                                              --------------
                                                                                                   1,607,225

Metals and Mining (0.2%)
------------------------------------------------------------------------------------------------------------
        630,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                               667,800
         40,000  Altos Hornos De Mexico sr. notes 11 7/8s, 2004 (Mexico)                              41,400
        150,000  Anker Coal Group, Inc. 144A sr. notes 9 3/4s, 2007                                  154,500
        105,000  Armco, Inc. sr. notes 9s, 2007                                                      105,000
         70,000  Bucyrus International, Inc. 9 3/4s, 2007                                             69,650
        100,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                107,000
      1,915,000  Freeport-McMoRan Copper & Gold Co., Inc. sr. notes
                   7 1/2s, 2006                                                                    1,636,674
        320,000  Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                                 316,000
         20,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                              21,700
      3,765,000  Noranda, Inc. notes 7s, 2005 (Canada)                                             3,835,443
      3,870,000  PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)                          3,703,590
        250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                           266,250
                                                                                              --------------
                                                                                                  10,925,007

Oil and Gas (0.9%)
------------------------------------------------------------------------------------------------------------
        145,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004                        155,875
        100,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                        110,500
        750,000  Benton Oil & Gas Co. 144A sr. notes 9 3/8s, 2007                                    774,375
        100,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                     106,625
         95,000  CIA Naviera Perez Companc S.A. 144A bonds 9s,
                   2004 (Argentina)                                                                   96,425
        140,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                       139,300
      1,010,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                     1,050,400
         55,000  Dailey Petroleum Services Corp. 144A company guaranty
                   9 3/4s, 2007                                                                       57,750
         60,000  DI Industries, Inc. sr. notes 8 7/8s, 2007                                           62,850
      3,365,000  Express Pipeline 144A sub. notes 7.39s, 2017                                      3,365,000
        575,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                    626,750
        875,000  Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s,
                   2005 (Canada)                                                                     949,375
      3,205,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                        3,505,052
         80,000  Newpark Resources, Inc. 144A sr. sub. notes 8 5/8s, 2007                             82,400
        150,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                            157,875
        200,000  Pacalta Resources Ltd. sr. notes Ser. B, 10 3/4s, 2004 (Canada)                     198,000
        750,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                 757,500
        155,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                167,013
      2,720,000  Petro Geo-Services AS ADR notes 7 1/2s, 2007 (Norway)                             2,920,301
      3,000,000  Petro-Canada deb. 9 1/4s, 2021 (Canada)                                           3,857,580
        200,000  Petsec Energy, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                             203,000
      7,920,000  Pioneer Natural Resources Co. bonds 7.2s, 2028                                    7,813,872
         15,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                               15,525
         55,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                59,675
      4,620,000  Saga Petroleum ASA deb. 7 1/4s, 2027 (Norway)                                     4,629,101
        975,000  Seagull Energy sr. sub notes 8 5/8s, 2005                                         1,010,344
         40,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                         40,400
      4,060,000  Sonat, Inc. notes 6 5/8s, 2008                                                    4,084,360
         90,000  Southwest Royalties, Inc. 144A company guaranty 10 1/2s, 2004                        86,400
          5,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                5,475
      3,430,000  Transamerican Energy sr. disc. notes stepped-coupon Ser. B,
                   zero % (13s, 6/15/99), 2002 ++                                                  2,846,900
        440,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                448,250
        425,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                           476,000
        185,000  Trico Marine Services, Inc. company guaranty Ser. B, 8 1/2s, 2005                   187,775
         35,000  Wiser Oil Co. company guaranty 9 1/2s, 2007                                          34,738
                                                                                              --------------
                                                                                                  41,082,761

Packaging and Containers (--%)
------------------------------------------------------------------------------------------------------------
        100,000  AEP Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                               105,750
        170,000  Huntsman Packaging Corp. 144A sr. sub. notes 9 1/8s, 2007                           175,525
        130,000  Innova S. De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                  139,100
         95,000  Norampac Inc. 144A sr. notes 9 1/2s, 2008 (Canada)                                   96,900
        130,000  Radnor Holdings, Inc. 144A sr. notes Ser. B, 10s, 2003                              137,150
         90,000  Radnor Holdings, Inc. sr. notes 10s, 2003                                            94,500
        155,000  Riverwood International Corp. company guranty 10 7/8s, 2008                         153,450
        450,000  Riverwood International Corp. company guaranty 10 1/4s, 2006                        464,625
                                                                                              --------------
                                                                                                   1,367,000

Paper and Forest Products (0.1%)
------------------------------------------------------------------------------------------------------------
        135,000  APP International Finance Co. notes 11 3/4s, 2005 (Netherlands)                     117,450
        225,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                             239,625
        510,000  Indah Kiat Financial Mauritius Ltd. company guaranty 10s,
                   2007 (Indonesia)                                                                  392,700
      2,405,000  Pindo Deli Finance Mauritius Ltd. 144A company guaranty
                   10 3/4s, 2007 (India)                                                           1,851,850
        500,000  PT Pabrik Kertas Tjiwi Kimia 144A company guaranty 10s,
                   2004 (Indonesia)                                                                  385,000
        145,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                139,925
        500,000  Repap New Brunswick sr. notes 9 7/8s, 2000 (Canada)                                 510,000
                                                                                              --------------
                                                                                                   3,636,550
Pharmaceuticals (--%)
------------------------------------------------------------------------------------------------------------
        200,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                               211,250

Publishing (--%)
------------------------------------------------------------------------------------------------------------
        170,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                         185,300
        180,000  Garden State Newspapers 144A sr. sub. notes 8 3/4s, 2009                            185,400
         65,000  Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                       69,550
        100,000  Hollinger International Publishing, Inc. sr. sub. notes 9 1/4s, 2006                106,750
         65,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                       68,250
        120,000  Perry-Judd 144A sr. sub. notes 10 5/8s, 2007                                        126,000
         40,000  Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                            43,400
                                                                                              --------------
                                                                                                     784,650

REITs (Real Estate Investment Trust) (0.9%)
------------------------------------------------------------------------------------------------------------
      4,920,000  Avalon Properties, Inc. notes 6 7/8s, 2007                                        4,937,958
      4,670,000  Avalon Properties, Inc. notes 5 5/8s, 2005                                        4,675,838
      5,500,000  First Industrial Realty Trust, Inc. notes 7.6s, 2007                              5,828,625
      1,685,000  Health Care Property Investors, Inc. sr. notes 6 1/2s, 2006                       1,661,393
      1,305,000  HMH Properties, Inc. company guaranty Ser. B, 8 7/8s,
                   2007 (Canada)                                                                   1,386,563
     10,015,000  National Health Investors, Inc. bonds 7.3s, 2007                                 10,521,759
      9,095,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007                                9,175,309
      3,050,000  Sun Communities, Inc. sr. notes 7 5/8s, 2003                                      3,229,737
        120,000  Tanger Properties (L.P.) gtd. notes 8 3/4s, 2001                                    125,990
                                                                                              --------------
                                                                                                  41,543,172

Real Estate (0.3%)
------------------------------------------------------------------------------------------------------------
      3,650,000  Chelsea GCA Realty, Inc. notes 7 1/4s, 2007                                       3,746,105
      9,950,000  First Industrial LP med. term notes 7s, 2006                                     10,162,035
                                                                                              --------------
                                                                                                  13,908,140

Retail (0.4%)
------------------------------------------------------------------------------------------------------------
      1,200,000  Big 5 Corp. 144A sr. notes 10 7/8s, 2007                                          1,215,000
     13,685,000  Federated Department Stores sr. notes 8 1/2s, 2003                               15,078,407
        350,000  Jitney-Jungle Stores company guaranty 12s, 2006                                     396,375
        130,000  Johns Manville International Group sr. notes 10 7/8s, 2004                          144,463
      1,300,000  K mart Corp. deb. 7.95s, 2023                                                     1,277,250
      3,127,891  K mart Corp. stepped-coupon zero %, (10.45s, 8/1/09), 2021++                      1,083,032
        150,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                          160,500
        155,000  Ralphs Grocery Co. company guaranty 10.45s, 2004                                    176,313
        400,000  Ralphs Grocery Co. sr. notes 10.45s, 2004                                           456,000
        695,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                           562,950
         60,000  Specialty Retailers, Inc. company guaranty Ser. B, 8 1/2s, 2005                      60,750
         85,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                     91,163
        230,000  William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                             244,950
        200,000  Zale Corp. 144A sr. notes 8 1/2s, 2007                                              202,500
                                                                                              --------------
                                                                                                  21,149,653

Satellite Services (--%)
------------------------------------------------------------------------------------------------------------
        140,000  Echostar DBS Corp. company guaranty 12 1/2s, 2002                                   155,750
        205,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon zero %
                   (12 1/2s, 2/01/02), 2007 (Ireland) ++                                             151,188
        200,000  Globalstar L.P. Capital 11 3/8s, 2004                                               204,000
        230,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                   2004 (Mexico)                                                                     236,325
                                                                                              --------------
                                                                                                     747,263

Specialty Consumer Products (--%)
------------------------------------------------------------------------------------------------------------
         35,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                       36,575
        220,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                                          242,000
                                                                                              --------------
                                                                                                     278,575

Telecommunications (1.0%)
------------------------------------------------------------------------------------------------------------
         90,000  America Communication Services, Inc. 144A sr. notes
                   13 3/4s, 2007                                                                     108,450
        120,000  Antenna TV S.A. 144A 9s, 2007                                                       122,400
      2,000,000  Barak ITC 144A sr. disc. notes stepped-coupon zero %
                   (12 1/2s, 11/15/02), 2007 (Israel) ++                                           1,160,000
        400,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                       413,000
      1,155,000  Cellnet Data Systems, Inc. sr. disc. notes stepped-coupon Ser. AI,
                    zero % (14s, 10/1/02), 2007 ++                                                   577,500
        250,000  Cencall Communications Corp. sr. disc. notes stepped-coupon
                   zero % (10 1/8s, 1/15/99), 2004 ++                                                241,250
        440,000  Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                    455,400
      9,610,000  Colt Telecommunications Group PLC sr. notes 8 7/8s,
                   2007 (United Kingdom)                                                           5,699,913
        150,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                            158,063
      4,330,000  Compania Telecom Chile notes 7 5/8s, 2006 (Chile)                                 4,355,590
         40,000  Consorcio Ecuatoriano notes 14s, 2002 (Ecuador)                                      40,800
        140,000  Esprit Teleom Group PLC sr. notes 11 1/2s,
                   2007 (United Kingdom)                                                             148,750
        105,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                     117,600
        490,000  Fox Kids Worldwide, Inc. 144A sr. discount notes
                   stepped-coupon zero % (10 1/4s, 11/1/02), 2007 ++                                 301,350
        930,000  Fox Kids Worldwide, Inc. 144A sr. notes 9 1/4s, 2007                                925,350
        500,000  Frontiervision Holdings LP sr. disc. notes stepped-coupon
                   zero % (11 7/8s, 9/15/01), 2007 ++                                                382,500
        105,000  Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006                     117,338
        105,000  FWT, Inc. 144A sr. sub. notes 9 7/8s, 2007                                          102,900
        750,000  GST Telecommunications, Inc. company guaranty
                   stepped-coupon zero % (13 7/8s, 12/15/00), 2005 ++                                622,500
        300,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                            228,000
        210,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 2/1/01), 2006 ++                                                            163,800
      1,525,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (11 1/4s, 7/15/02), 2007 ++                                      1,117,063
        350,000  Intermedia Communications, Inc. 144A sr. notes 8 1/2s, 2008                         363,125
        370,000  Iridium LLC/Capital Corp. company guaranty Ser. B, 14s, 2005                        415,325
         60,000  Iridium LLC/Capital Corp. 144A sr. notes 11 1/4s, 2005                               61,350
         60,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                        66,450
     10,165,000  LCI International, Inc. sr. notes 7 1/4s, 2007                                   10,568,144
        180,000  McCaw International Ltd sr. discount notes stepped-coupon
                   zero % (13s, 4/15/02), 2007 ++                                                    114,300
        195,000  McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                   (10 1/2s, 3/1/02), 2007 ++                                                        147,225
        115,000  Metronet Communications 144A sr. disc. notes zero %
                   (10 3/4s, 11/1/02), 2007 ++                                                        74,175
        500,000  Metrocall, Inc. 144A sr. sub. notes 9 3/4s, 2007                                    497,500
      1,150,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01),
                   2006 (Luxembourg) ++                                                              876,875
        205,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                             238,313
        860,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (10.65s, 9/15/02), 2007 ++                                                 565,450
        700,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (9 3/4s, 10/31/02), 2007 ++                                                455,000
      1,100,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (9 3/4s, 2/15/99), 2004 ++                                               1,050,500
        750,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (11 1/2s, 9/1/98), 2003 ++                                                 757,500
         60,000  Northland Cable Television 144S sr. sub. notes 10 1/4s, 2007                         64,350
        315,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                             344,925
        600,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                     657,000
        215,000  Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                            242,950
        250,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                       260,000
         50,000  Pegasus Communications Corp. 144A sr. notes 9 5/8s, 2005                             52,250
        130,000  Pratama Datakom Asia BV 144A company guaranty 12 3/4s,
                   2005 (Indonesia)                                                                   58,500
        400,000  Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                                  441,000
        300,000  Qwest Communications International, Inc. 144A sr. disc. ntoes
                   stepped-coupon zero % (9.47s, 10/15/02), 2007 ++                                  211,875
        510,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                   (11 1/8s, 10/15/02), 2007 ++                                                      342,975
         70,000  RCN Corp. sr. notes 10s, 2007                                                        74,900
        690,000  RCN Corp. 144A sr. disc. notes stepped-coupon zero %
                   (9.8s, 2/15/03), 2007 ++                                                          426,640
        750,000  Rogers Cantel Mobile Communications, Inc. deb. 9 3/4s,
                   2016 (Canada)                                                                     817,500
        100,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                            114,750
        110,000  Telesystem International Wireless, Inc. 144A sr. disc. notes stepped-coupon zero % (10 1/2s, 11/1/02),
                   2007 (Canada) ++                                                                   66,275
        100,000  Transtel S.A. 144A pass through certificates 12 1/2s,
                   2007 (Colombia)                                                                    94,500
        625,000  UIH Australia/Pacific sr. disc. notes stepped-coupon Ser. D,
                   zero % (14s, 5/15/01), 2006 (Australia) ++                                        456,250
        500,000  Winstar Equipment Corp. company guaranty 12 1/2s, 2004                              581,250
      9,340,000  WorldCom, Inc. notes 7 3/4s, 2007                                                10,080,288
                                                                                              --------------
                                                                                                  49,198,927

Telephone Utilities (--%)
------------------------------------------------------------------------------------------------------------
        750,000  BTI Telecom Corp. 144A sr. notes 10 1/2s, 2007                                      796,875

Textiles (--%)
------------------------------------------------------------------------------------------------------------
         50,000  Glenoit Corp. 144A sr. sub. notes 11s, 2007                                          54,750
        105,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                               108,675
      1,210,000  Polysindo International Eka company guaranty 13s,
                   2001 (Indonesia)                                                                  774,400
        200,000  Polysindo International Finance company guaranty 11 3/8s,
                   2006 (Indonesia)                                                                  114,000
        150,000  Tultex Corp. sr. notes 10 5/8s, 2005                                                157,125
        140,000  Worldtex, Inc. 144A sr. notes 9 5/8s, 2007                                          145,950
                                                                                              --------------
                                                                                                   1,354,900

Transportation (0.8%)
------------------------------------------------------------------------------------------------------------
         55,000  Atlantic Express, Inc. 144A company guaranty 10 3/4s, 2004                           58,850
         75,000  Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                              82,313
      4,275,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                   4,287,398
         25,000  Chemical Leaman Corp. sr. notes 10 3/8s, 2005                                        26,500
         55,000  Coach USA, Inc. 144A company guaranty 9 3/8s, 2007                                   57,200
        190,000  Consorcio/MCII Holdings sec. notes stepped-coupon zero %
                   (12s, 11/15/98), 2002 ++                                                          173,850
      2,105,000  Continental Airlines, Inc. pass thru cert. Ser. 97CI, 7.42s, 2007                 2,200,567
        590,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                   637,200
      5,755,000  CSX Corp. deb. 7.95s, 2027                                                        6,459,757
        430,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                   446,125
        140,000  Hermes Europe Railtel 144A sr. notes 11 1/2s,
                   2007 (Netherlands)                                                                156,800
        150,000  International Shipholding Corp. sr. notes 9s, 2003                                  153,938
        100,000  International Shipholding Corp. 144A sr. notes 7 3/4s, 2007                          99,500
        165,000  Johnstown America Industries, Inc. company guaranty Ser. C,
                   11 3/4s, 2005                                                                     183,975
        290,000  Kitty Hawk, Inc.  144A sr. notes 9.95s, 2004                                        303,050
     10,275,000  Norfolk Southern Corp. bonds 7.8s, 2027                                          11,510,363
      8,430,000  Norfolk Southern Corp. bonds 7.05s, 2037                                          8,917,507
        890,000  Offshore Logistics 144A sr. notes 7 7/8s, 2008                                      893,338
        600,000  Pegasus Shipping 144A company guaranty 11 7/8s, 2004                                594,000
      2,000,000  Southwest Airlines Co. deb. 7 7/8s, 2007                                          2,220,440
         30,000  TFM S.A. de CV 144A company guaranty 10 1/4s, 2007 (Mexico)                          31,200
        160,000  TFM S.A. de CV 144A company guaranty stepped-coupon
                   zero % (11 3/4s, 6/15/02), 2009 (Mexico) ++                                       105,600
        575,000  US Air, Inc. pass thru certificates Ser. 93-A2, 9 5/8s, 2003                        621,000
        149,000  Viking Star Shipping sr. secd. notes 9 5/8s, 2003                                   151,980
                                                                                              --------------
                                                                                                  40,372,451

Utilities (2.0%)
------------------------------------------------------------------------------------------------------------
        170,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                            164,900
      3,840,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                 3,947,904
      4,035,000  California Energy Corp. disc. notes 10 1/4s, 2005                                 4,344,767
        175,000  California Energy Corp. sr. notes 9 7/8s, 2003                                      189,187
      2,615,000  Citizens Utilities Co. bonds 7.68s, 2034                                          2,992,946
      2,200,000  CMS Energy Corp. sr. notes 8 1/8s, 2002                                           2,267,760
      5,520,000  CMS Energy Corp. pass through certificates 7s, 2005                               5,368,200
      4,140,000  Connecticut Light & Power Co. 1st mtge. Ser. A, 7 7/8s, 2001                      4,203,218
      3,090,000  Connecticut Light & Power Co. 1st mtge Ser. C, 7 3/4s, 2002                       3,189,498
      1,160,000  Edison Mission Energy 144A company guaranty 7.33s, 2008                           1,227,315
      4,741,000  EIP Funding-Public Service Co. of New Mexico deb.
                   10 1/4s, 2012                                                                   5,594,664
        110,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                   122,442
      6,040,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                               6,203,503
     10,655,000  Enersis S.A. notes 7.4s, 2016 (Chile)                                             9,934,296
      2,970,000  Enersis S.A. notes 6.6s, 2026 (Chile)                                             2,889,721
        171,000  First PV Funding Corp. deb. Ser. 86A, 10.3s, 2014                                   188,199
         70,000  First PV Funding Corp. deb. 10.15s, 2016                                             74,428
      3,265,000  Illinova Corp. sr. notes 7 1/8s, 2004                                             3,385,642
      3,745,000  Israel Electric Corp., Ltd. 144A sr. notes 7 1/4s, 2006 (Israel)                  3,875,026
        135,000  Long Island Lighting Co. deb. 9s, 2022                                              152,392
      1,524,618  Midland Cogeneration Ventures LP deb. 10.33s, 2002                                1,658,846
        255,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                    309,871
        300,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                              302,250
      1,133,807  Northeast Utilities System notes Ser. A, 8.58s, 2006                              1,142,935
      3,524,898  Northeast Utilities System notes Ser. B, 8.38s, 2005                              3,613,267
      1,970,000  Orange Cogen Funding 144A company guaranty 8.175s, 2022                           2,146,315
      3,450,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                      3,810,525
      3,925,000  Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                           4,193,038
      6,455,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                            6,680,021
      5,095,000  Texas Utilities Electric Capital Trust V company guaranty
                   8.175s, 2037                                                                    5,324,377
      5,580,000  US West Capital Funding, Inc. company guaranty 6.95s, 2037                        5,806,827
                                                                                              --------------
                                                                                                  95,304,280
                                                                                              --------------
                 Total Corporate Bonds and Notes
                   (cost $653,542,618)                                                        $  682,149,391

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (12.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Obligations (7.3%)
------------------------------------------------------------------------------------------------------------
  $ 15,632,000   Federal Home Loan Mortgage Association  6 1/2s, TBA,
                   February 16, 2028                                                          $   15,587,918
     2,276,107   Federal Home Loan Mortgage Association  Pass-through
                   Certificates 8 3/4s, with due dates from May 1, 2009 to
                   June 1, 2009                                                                    2,399,859
                 Federal Home Loan Mortgage Corp.
     9,088,423     8 1/2s, with due dates from July 1, 2025 to
                   September 1, 2027                                                               9,471,778
    18,401,206     7s, with due dates from December 1, 2002 to
                   November 1, 2012                                                               18,789,158
    26,229,054     5 1/2s, with due dates from March 1, 2011 to July 1, 2011                      25,543,418
                 Federal National Mortgage Association
       400,000     7s, Dwarf, TBA, February 15, 2013                                                 407,872
    19,965,000     6 1/2s, TBA, February 16, 2028                                                 19,871,364
     6,790,000     5.94s, December 12, 2005                                                        6,850,499
                 Federal National Mortgage Association Pass-through Certificates
       200,980     11s, with due dates from October 1, 2015 to March 1, 2016                         229,118
       143,205     8 3/4s, July 1, 2009                                                              149,739
    12,389,858     7s, Dwarf, February 1, 2012                                                    12,633,691
    27,867,096     6 1/2s, with due dates from August 1, 2025 to
                   September 1, 2027                                                              27,736,408
                 Government National Mortgage Association
    34,228,000     7s, TBA, February 16, 2028                                                     34,741,420
    10,600,000     5 1/2s, TBA, March 15, 2028                                                    10,656,286
                 Government National Mortgage Association
                   Adjustable Rate Mortgages
     9,352,915     7 3/8s,  with due dates from April 20, 2023 to May 20, 2024                     9,684,484
    30,900,652     7s, with due dates from July 20, 2023 to September 20, 2024                    31,833,928
    17,557,587     5 1/2s, October 20, 2027                                                       17,700,330
                 Government National Mortgage Association
                   Pass-through Certificates
         1,055     15s, September 15, 2011                                                             1,290
           649     8 1/2s, July 15, 2027                                                                 684
    47,823,654     7 1/2s, with due dates from September 15, 2005 to
                   October 15, 2027                                                               48,997,958
    53,289,231     7s, with due dates from September 20, 2024 to
                   November 15, 2027                                                              54,088,876
                                                                                              --------------
                                                                                                 347,376,078

U.S. Treasury Obligations (4.7%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
    23,580,000     11 7/8s, November 15, 2003 [2 DBL. DAGGERS]                                    30,970,915
    34,045,000     11 5/8s, November 15, 2004                                                     45,657,409
     1,475,000     11 1/8s, August 15, 2003                                                        1,869,327
     5,000,000     10 3/4s, August 15, 2005                                                        6,580,450
       495,000     6 3/8s, August 15, 2027                                                           531,353
     6,180,000     6 1/8s, November 15, 2027                                                       6,461,963
                 U.S. Treasury Notes
    13,425,000     7s, July 15, 2006                                                              14,702,523
    12,089,000     6 1/8s, August 15, 2007                                                        12,623,576
     6,288,000     6s, July 31, 2002                                                               6,431,429
    24,365,000     5 3/4s, November 30, 2002                                                      24,703,917
    51,365,000     5 5/8s, December 31, 2002                                                      51,846,290
    23,420,000     5 5/8s, December 31, 1999                                                      23,540,847
                                                                                              --------------
                                                                                                 225,919,999
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $569,396,175)                                                        $  573,296,077

FOREIGN GOVERNMENT BONDS AND NOTES (4.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
ARP    6,570,000   Argentina (Republic of) bonds Ser. PROI,
                     FRB 3.47s, 2007                                                          $    5,956,445
ARP    6,262,000   Argentina (Republic of) bonds Ser. PRE 1,
                     FRB 3.07s, 2001                                                               6,060,909
FRF   97,070,000   France (Government of) deb. 6 3/4s, 2003                                       17,495,082
FRF  267,800,000   France (Government of) bonds 5 1/2s, 2007                                      45,077,411
DEM   41,875,000   Germany (Federal Republic of) bonds Ser. 97,
                     6 1/2s, 2027                                                                 25,569,548
NZD   20,534,000   New Zealand (Government of) bonds 8s, 2004                                     12,681,480
USD    9,733,000   Peru (Government of) 144A Ser. US, 4s, 2017                                     6,375,115
USD   13,080,000   Quebec (Province of) deb. Ser. NN, 7 1/8s, 2024                                13,563,306
ZAR  142,458,000   South Africa (Republic of) bonds Ser. 153, 13s, 2010                           27,962,961
GBP   17,215,000   United Kingdom Treasury bonds 7 1/4s, 2007                                     30,585,951
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $191,493,403)                                                        $  191,328,208

COLLATERALIZED MORTGAGE OBLIGATIONS (1.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
                 Chase Mortgage Finance Corp.
   $ 1,766,329     Ser. 93-3, Class B13, 7.461s, 2024                                         $    1,465,205
     2,177,330     Ser. 94-G, Class B13, 7s, 2025                                                  2,162,361
                 Commercial Mortgage Acceptance Corp.
     2,635,000     Ser. 97-ML1, Class D, 7.11s, 2030                                               2,637,882
    11,125,000     6.57s, 2030                                                                    11,523,720
     4,010,000     Ser. 97-ML1, Class A2, 6.53s, 2030                                              4,107,744
                 First Union-Lehman Brothers Commercial Mortgage
     4,390,000     Ser. 97-C2, Class D, 7.12s, 2012                                                4,469,569
     6,740,000     Ser. 97-C2, Class A3, 6.65s, 2008                                               6,923,244
     5,160,000   Freddie Mac Ser. 25, Class B, 6 1/2s, 2008                                        5,237,400
     1,279,029   GE Capital Mortgage Services, Inc. 144A Ser. 94-12, Class B3,
                   6s, 2009                                                                        1,147,129
     5,090,000   GMAC Commercial Mortgage Securities Inc. Ser. 97-C2,
                   Class A1, 6.45s, 2029                                                           5,196,572
                 Housing Securities, Inc.
     1,181,036     Ser. 91-B, Class B6, 9s, 2006                                                   1,189,894
     1,348,730     Ser. 93-F, Class F9M2, 7s, 2023                                                 1,342,829
       254,417     Ser. 93-J, Class J4, 6.66s, 2009                                                  242,571
       138,446     Ser. 93-J, Class J5, 6.66s, 2009                                                  117,160
       225,138     Ser. 94-1, Class AB1, 6 1/2s, 2009                                                212,755
                 Prudential Home Mortgage Securities
     1,107,829     Ser. 94-A, Class 4B, 7 1/2s, 2007                                               1,028,723
     1,132,382     Ser. 94-D, Class B4, 6.312s, 2009                                               1,079,478
                 Prudential Home Mortgage Securities 144A
     2,965,885     Ser. 92-25, Class B3, 8s, 2022 +                                                2,904,713
     3,683,150     Ser. 95-C, Class B1, 7.815s, 2001                                               3,685,452
     1,164,699     Ser. 95-D, Class 5B, 7.54s, 2025                                                  890,996
     2,030,446     Ser. 93-E, Class 5B, 7.393s, 2023                                               1,599,611
     3,750,074     Ser. 93-D, Class 2B, 7.108s, 2023                                               3,798,709
     3,458,756     Ser. 94-A, Class 4B, 6.802s, 2024                                               3,402,552
       314,959   Prudential Home Mortgage Securities 144A Ser. 94-31,
                   Class B3, 8s, 2009                                                                319,536
                 Ryland Mortgage Securities Corp.
     1,912,689     Ser. 94-7C, Class B1, 7.358s, 2025                                              1,916,275
     1,351,061     Ser. 94-7C, Class B2, 7.358s, 2025                                              1,354,017
     4,243,254   Securitized Asset Sales, Inc. Ser. 93-J, Class 2B, 6.807s, 2023                   4,203,473
       418,424   Travelers Mortgage Securities Corp. coll. oblig. Ser. 1, Class Z2,
                   12s, 2014                                                                         483,019
                                                                                              --------------
                 Total Collateralized Mortgage Obligations
                   (cost $70,726,838)                                                         $   74,642,589

BRADY BONDS (0.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $    56,480   Argentina (Republic of) deb. FRB 6.688s, 2005                                $       50,550
        68,850   Brazil (Government of) Ser. EI-L, FRB 6.688s, 2006                                   58,695
     7,398,000   Philippines (Government of) Ser. B, FRB 6 1/2s, 2017                              6,362,280
     3,050,000   Poland (Government of) bonds Ser. PDI, stepped-coupon 4s
                   (5s, 10/1/98), 2014 ++                                                          2,661,125
    17,160,000   United Mexican States Ser. C, FRB 6.719s, 2019                                   15,958,800
                                                                                              --------------
                 Total Brady Bonds (cost $24,925,126)                                         $   25,091,450

CONVERTIBLE PREFERRED STOCKS (0.3%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       421,000   Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                             $    8,867,313
         5,000   Granite Broadcasting $1.938 cv. pfd.                                                275,625
        77,000   K mart Financing I $3.875 cv. pfd.                                                3,965,500
                                                                                              --------------
                 Total Convertible Preferred Stocks (cost $13,824,015)                        $   13,108,438

PREFERRED STOCKS (0.3%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         4,541   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                   $     122,607
            34   Anvil Holdings Ser. B, $3.25 pfd. [2 DBL. DAGGERS]                                      816
         2,664   Cablevision Systems Corp. Ser. M, $11.125 dep. shs. pfd. [2 DBL. DAGGERS]           307,026
        27,755   California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                738,977
         1,500   California Federal Bancorp, Inc. Ser. B, $10.625 cum. pfd.                          163,500
           600   Capstar Broadcasting, Inc. $12.00 pfd.                                               68,100
        16,637   CGA Group Ltd. 144A Ser. A, $13.75 pfd. [2 DBL. DAGGERS]                            449,199
         2,318   Chancellor Media Corp. $12.00 pfd. [2 DBL. DAGGERS]                                 274,104
         6,155   Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                       313,905
           140   Echostar Communications Corp. 12.125% pfd.                                          153,300
         5,082   El Paso Electric Co. $11.40 pfd [2 DBL. DAGGERS]                                    551,397
           265   Fresenius Medical Care AG Ser. D, $9.00 pfd.  (Germany)                             283,550
         6,736   Nextlink Communications, Inc. $7.00 cum. pfd. [2 DBL. DAGGERS]                      417,632
        16,494   Public Service Co. of New Hampshire Ser. A $2.65 cum.  pfd.                         428,844
         1,562   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                        182,754
         1,314   Time Warner, Inc. Ser. M, 10.25% pfd.                                             1,511,100
         6,775   Webster Financial Ser A., 7.375% cum. pfd.                                        7,047,334
                                                                                              --------------
                 Total Preferred Stocks (cost $12,274,627)                                    $   13,014,145

ASSET-BACKED SECURITIES (0.2%)* (cost $10,253,030)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $10,324,819   Railcar Leasing L.L.C. Ser. 1, Class A1, 6 3/4s, 2006                        $   10,608,752

MUNICIPAL BONDS AND NOTES (0.1%)* (cost $5,410,000)
PRINCIPAL AMOUNT                                                               RATING**                VALUE
------------------------------------------------------------------------------------------------------------
   $ 5,410,000   NJ Econ. Dev. Auth. Municipal Bond Investors
                   Assurance Corporation Rev. Bonds, Ser. A,
                   7.425s, 2029                                                Aaa            $    6,019,112

CONVERTIBLE BONDS AND NOTES (0.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $ 1,140,000   APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                           $      951,900
       500,000   Corporate Express, Inc. cv. notes 4 1/2s, 2000                                      445,000
     2,160,000   Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                    1,447,200
       100,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                       85,000
     1,000,000   Lam Research Corp. 144a cv. sub. notes 5s, 2002                                     808,750
        45,000   National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002                              45,506
                                                                                              --------------
                 Total Convertible Bonds and Notes (cost $3,924,381)                          $    3,783,356

UNITS (0.1%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
           550   Allegiance Telecom, Inc. units stepped-coupon zero %
                   (11 3/4s, 2/15/03), 2008 ++                                                $      310,750
           685   Club Regina/CS Resorts 144A units 13s, 2004                                         705,550
           210   Colt Telecommunications Group PLC units stepped-coupon
                   zero % (12s, 12/15/01), 2006 (United Kingdom) ++                                  168,000
           560   KMC Telecom Holding, Inc. 144A units stepped-coupon zero %
                   (12 1/2s, 2/15/03), 2008 ++                                                       319,200
           470   Knology Holdings, Inc. 144A units stepped-coupon zero %
                   (11 7/8s, 10/15/02), 2007 ++                                                      263,200
            70   Stone Container Corp. units sr. sub. 12 1/4s, 2002                                   71,750
           310   Transamerican Refining units 16s, 2003                                              322,400
       115,000   United Defense Industries, Inc. 144A units sr. sub. notes
                   8 3/4s, 2007                                                                      117,300
       580,000   United Intl. Holdings, Inc. 144A units stepped-coupon zero %
                   (10 3/4s, 2/15/03), 2008 ++                                                       342,600
                                                                                              --------------
                 Total Units (cost $2,535,408)                                                $    2,620,750

WARRANTS (--%) +                                                               EXPIRATION
NUMBER OF WARRANTS                                                             DATE                    VALUE
------------------------------------------------------------------------------------------------------------
         1,155   Cellnet Data Systems, Inc.                                    9/15/07         $         127
        16,000   CGA Group Ltd. 144A                                           1/1/04                    160
           205   Esat Holdings, Inc.  (Ireland)                                9/9/99                  7,175
         1,732   Fitzgeralds Gaming Co. 144A                                   3/15/99                    17
           200   Globalstar Telecom 144A                                       2/15/04                25,000
           250   Intermedia Communications                                     6/1/00                 26,125
           180   McCaw International Ltd.                                      4/15/07                    54
         5,870   Nextlink Communications, Inc. 144A                            2/1/09                     59
           960   Powertel, Inc.                                                2/1/06                  7,200
            55   Urohealth Systems, Inc.                                       4/10/04                     1
                                                                                              --------------
                 Total Warrants (cost $43,856)                                                $       65,918

SHORT-TERM INVESTMENTS (4.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         $  25,000,000   Federal National Mortgage Association effective
                            yield of 5.59%, March 24, 1998                                    $   24,802,021
            25,000,000   Ford Motor Credit Corp. effective yield of 5 1/2%,
                            April 3, 1998                                                         24,767,014
            25,000,000   General Electric Capital Corp. effective yield of
                            5 3/4%, February 23, 1998                                             24,912,153
            25,000,000   Merrill Lynch & Co., Inc. effective yield of 5.74%,
                            March 17, 1998                                                        24,824,611
             8,000,000   Preferred Receivables Funding Corp. effective yield
                           of 5.85%, February 25, 1998                                             7,968,800
            30,000,000   Scotiabanc, Inc. effective yield of 5.76%,
                           February 20, 1998                                                      29,908,800
TRL  1,254,980,000,000   Turkey Treasury bills zero %, July 29,1998                                3,692,130
TRL  1,047,830,000,000   Turkey Treasury bills zero %, June 4, 1998                                3,541,780
TRL    635,510,000,000   Turkish Treasury bills zero %, March 18, 1998                             2,558,294
 $          88,487,000   Interest in $750,000,000 joint repurchase agreement
                           dated January 30, 1998 with Goldman Sachs due
                           February 2, 1998 with respect to various
                           U.S. Treasury obligations -- maturity value of
                           $88,528,220 for an effective yield of 5.59%                            88,514,480
                                                                                              --------------
                 Total Short-Term Investments (cost $235,568,269)                             $  235,490,083
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $4,330,934,891) ***                                  $4,878,905,602
------------------------------------------------------------------------------------------------------------

   * Percentages indicated are based on net assets of $4,767,632,846.

  ** The Standard & Poor's rating indicated is believed to be the most recent ratings available at
     January 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

 *** The aggregate identified cost on a tax basis is $4,334,068,519, resulting in gross unrealized appreciation and depreciation of $606,104,421 and $61,267,338, respectively, or net unrealized appreciation of $544,837,083.

   + Non-income-producing security.

  ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

++++ Income may be received in cash or additional securities at the discretion of the issuer.

   # A portion of this was pledged and segregated with the custodian to cover margin requirements for futures contracts January 31, 1998.

[UPSIDE DOWN DELTA] This entity provides subcustodian services to the fund.

144A after the name of a security represents those exempt from registration under Rule 144A of the
Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

The rate shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at January 31, 1998, which are subject to change based on the terms of the security.



----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at January 31, 1998
(aggregate face value $121,285,038)
                                                                             Unrealized
                                             Aggregate Face    Delivery     Appreciation/
                                Market Value     Value           Date      (Depreciation)
----------------------------------------------------------------------------------------
Deutschemarks                    $69,061,025    $70,996,734     Mar 98       $(1,935,709)
Indonesian Rupiah                  1,976,603      6,307,051     Jun 98        (4,330,448)
Japanese Yen                      28,052,350     27,729,235     Mar 98           323,115
Mexican Peso                       4,157,085      4,038,806     May 98           118,279
Philippines Peso                   2,662,854      3,426,551     Mar 98          (763,697)
Swiss Francs                       7,330,415      7,626,534     Mar 98          (296,119)
Venezuelan Bolivar                 1,094,355      1,160,127     Jun 98           (65,772)
----------------------------------------------------------------------------------------
                                                                             $(6,950,351)
----------------------------------------------------------------------------------------



Forward Currency Contracts to Sell at January 31, 1998
(aggregate face value $262,462,943)
                                                                             Unrealized
                                   Market     Aggregate Face   Delivery     Appreciation/
                                    Value          Value         Date      (Depreciation)
----------------------------------------------------------------------------------------
British Pounds                  $ 30,994,526   $ 30,802,837     Mar 98        $ (191,689)
Deutschemarks                    101,525,101    104,949,493     Mar 98         3,424,392
French Franc                      61,858,860     63,983,091     Mar 98         2,124,231
Japanese Yen                      28,643,959     28,326,710     Mar 98          (317,249)
New Zealand Dollar                13,191,006     13,654,947     Mar 98           463,941
South African Rand                13,965,629     13,897,916     Mar 98           (67,713)
Swiss Franc                        6,593,812      6,847,949     Mar 98           254,137
----------------------------------------------------------------------------------------
                                                                              $5,690,050
----------------------------------------------------------------------------------------



Futures Contracts Outstanding at January 31, 1998
                                                                             Unrealized
                                              Aggregate Face   Expiration   Appreciation/
                                 Total Value       Value         Date      (Depreciation)
----------------------------------------------------------------------------------------
US Treasury 10 year
Bonds (long)                    $ 25,131,844   $ 24,629,971     Mar 98       $   501,873
US Treasury 20 year
Bonds (long)                      53,926,031     52,437,656     Mar 98         1,488,375
US Treasury 5 year
Notes (short)                    155,605,815    153,808,824     Mar 98        (1,796,991)
----------------------------------------------------------------------------------------
                                                                             $   193,257
----------------------------------------------------------------------------------------



TBA Sale Commitments at January 31, 1998
(proceeds receivable $29,393,254)
                                                  Principal   Settlement        Market
Description                                        Amount        Date            Value
----------------------------------------------------------------------------------------
FHLMC, 8.5s, February, 2028                     $ 9,088,000     Feb 99       $ 9,471,332
FNMA, 6.5s, February, 2028                       19,913,000     Feb 99        19,819,608
----------------------------------------------------------------------------------------
                                                                             $29,290,940
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
January 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $4,330,934,891) (Note 1)        $4,878,905,602
---------------------------------------------------------------------------------------------------
Cash                                                                                      4,897,610
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                27,114,630
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   16,322,147
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          102,705,522
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              57,498
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            6,708,095
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          1,417,437
---------------------------------------------------------------------------------------------------
Total assets                                                                          5,038,128,541

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       248,655
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        203,575,756
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               10,840,104
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              5,487,937
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                1,780,739
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                31,521
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,826
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,662,621
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               7,968,396
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             9,160,293
---------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $29,393,254) (Note 1)               29,290,940
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      445,907
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       270,495,695
---------------------------------------------------------------------------------------------------
Net assets                                                                           $4,767,632,846

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $4,112,441,254
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              2,276,478
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                  105,934,223
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                            546,980,891
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding            $4,767,632,846

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,041,714,536 divided by 168,741,230 shares)                                               $18.03
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.03)*                                      $19.13
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,058,350,337 divided by 59,161,748 shares)**                                              $17.89
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($244,729,505 divided by 13,682,622 shares)                                                  $17.89
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.89)*                                      $18.54
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($422,838,468 divided by 23,418,125 shares)                                                  $18.06
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended January 31, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $168,497)                                            $ 31,387,151
--------------------------------------------------------------------------------------------------
Interest                                                                                55,490,065
--------------------------------------------------------------------------------------------------
Total investment income                                                                 86,877,216

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        10,747,956
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           5,525,731
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           29,388
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            17,070
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    3,444,259
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    4,851,742
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      801,303
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    121,933
--------------------------------------------------------------------------------------------------
Registration fees                                                                          287,816
--------------------------------------------------------------------------------------------------
Auditing                                                                                    47,818
--------------------------------------------------------------------------------------------------
Legal                                                                                       17,256
--------------------------------------------------------------------------------------------------
Postage                                                                                    121,602
--------------------------------------------------------------------------------------------------
Other                                                                                      105,027
--------------------------------------------------------------------------------------------------
Total expenses                                                                          26,118,901
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (560,447)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            25,558,454
--------------------------------------------------------------------------------------------------
Net investment income                                                                   61,318,762
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       198,014,170
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                           (199,754)
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       113,337
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (8,729,847)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                                    (3,872,209)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures,
and TBA sale commitments during the period                                            (107,750,124)
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 77,575,573
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $138,894,335
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                         January 31            July 31
                                                                                               1998*              1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   61,318,762     $  100,718,238
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments
and foreign currency transactions                                                       189,197,906        229,478,035
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                       (111,622,333)       505,535,233
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    138,894,335        835,731,506
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (42,244,192)       (73,837,380)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (11,690,658)       (19,404,724)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (2,851,549)        (3,535,939)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                              (6,390,624)       (11,248,863)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (173,044,313)       (92,386,949)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (63,051,881)       (29,105,446)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                             (14,653,375)        (4,503,492)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                             (25,075,114)       (13,502,169)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       927,786,087      1,244,159,864
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            727,678,716      1,832,366,408

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   4,039,954,130      2,207,587,722
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $2,276,478 and $4,134,739, respectively)                                   $4,767,632,846     $4,039,954,130
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                     January 31
operating performance         (Unaudited)                                       Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $18.95           $15.82           $14.90           $13.52           $14.24           $14.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .29              .60(c)           .63              .63              .59              .62
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .30             4.11             1.50             1.63             (.11)             .52
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .59             4.71             2.13             2.26              .48             1.14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.30)            (.67)            (.58)            (.56)            (.58)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.21)            (.91)            (.63)            (.32)            (.62)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.51)           (1.58)           (1.21)            (.88)           (1.20)           (1.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $18.03           $18.95           $15.82           $14.90           $13.52           $14.24
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           3.29*           31.52            14.75            17.73             3.46             8.64
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $3,041,715       $2,607,562       $1,515,260       $1,036,674         $913,171         $772,540
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .52*            1.06              .95              .91              .95              .90
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.52*            3.51             4.07             4.58             4.15             4.34
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             66.21*          134.80           119.44           102.57           100.69            89.22
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0507           $.0499
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                     January 31
operating performance         (Unaudited)                                       Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $18.82           $15.74           $14.83           $13.46           $14.19           $14.22
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .22              .46(c)           .51              .52              .50              .56
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .29             4.08             1.50             1.63             (.12)             .48
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .51             4.54             2.01             2.15              .38             1.04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.23)            (.55)            (.47)            (.46)            (.49)            (.59)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.21)            (.91)            (.63)            (.32)            (.62)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.44)           (1.46)           (1.10)            (.78)           (1.11)           (1.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $17.89           $18.82           $15.74           $14.83           $13.46           $14.19
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.88*           30.46            13.97            16.87             2.70             7.87
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,058,350         $888,666         $435,278         $224,166         $151,327          $81,983
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .90*            1.81             1.71             1.66             1.71             1.66
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.14*            2.74             3.31             3.81             3.39             3.43
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             66.21*          134.80           119.44           102.57           100.69            89.22
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0507           $.0499
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                       January 31                                       Dec. 1, 1994+
operating performance                                           (Unaudited)             Year ended July 31         to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $18.82           $15.74           $14.84           $12.77
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .25              .53(c)           .55              .31
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .29             4.06             1.50             2.03
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .54             4.59             2.05             2.34
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.26)            (.60)            (.52)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.21)            (.91)            (.63)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.47)           (1.51)           (1.15)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $17.89           $18.82           $15.74           $14.84
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             3.02*           30.83            14.26            18.52*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $244,730         $187,475          $49,541           $8,164
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .77*            1.56             1.50              .93*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             1.27*            3.05             3.50             2.53*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               66.21*          134.80           119.44           102.57
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                       $.0507           $.0499
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                      January 31                                                       April 1, 1994+
operating performance                          (Unaudited)                      Year ended July 31                 to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.98           $15.85           $14.92           $13.54           $13.21
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .31              .64(c)           .68              .66              .17
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .30             4.11             1.50             1.63              .31
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .61             4.75             2.18             2.29              .48
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.32)            (.71)            (.62)            (.59)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.21)            (.91)            (.63)            (.32)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.53)           (1.62)           (1.25)            (.91)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.06           $18.98           $15.85           $14.92           $13.54
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            3.41*           31.78            15.09            18.00             3.65*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $422,838         $356,251         $207,508         $153,597          $71,566
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .40*             .81              .70              .66              .25*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            1.65*            3.74             4.33             4.78             1.34*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              66.21*          134.80           119.44           102.57           100.69
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0507           $.0499
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
January 31, 1998 (Unaudited)

Note 1
Significant accounting policies

The George Putnam Fund of Boston (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B shares, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations, such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees or dealers, which determines valuations for normal, institutional size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended January 31, 1998, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 1998, fund expenses were reduced by $560,447 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,870 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended January 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $897,990 and $37,406 from the sale of class A and class M shares, respectively and $524,143 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $11,057 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended January 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,197,497,826 and $1,590,736,508 respectively. Purchases and sales of U.S. government obligations aggregated $1,192,085,363 and $1,142,201,752, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                  Contract         Premiums
                                   Amounts         Received
------------------------------------------------------------
Written options
outstanding at
beginning of period             $        --         $     --
------------------------------------------------------------
Options opened                   35,700,000          113,337
------------------------------------------------------------
Options expired                  35,700,000          113,337
------------------------------------------------------------
Written options
outstanding at
end of period                   $        --         $     --
------------------------------------------------------------

Note 4
Capital shares

At January 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                         January 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      39,262,824     $716,774,390
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    11,158,118      198,572,607
------------------------------------------------------------
                                 50,420,942      915,346,997

Shares
repurchased                     (19,290,712)    (355,753,048)
------------------------------------------------------------
Net increase                     31,130,230     $559,593,949
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      57,561,340     $980,905,251
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     9,015,602      148,378,857
------------------------------------------------------------
                                 66,576,942    1,129,284,108

Shares
repurchased                     (24,717,591)    (422,352,583)
------------------------------------------------------------
Net increase                     41,859,351     $706,931,525
------------------------------------------------------------

                                         Six months ended
                                         January 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      12,312,776     $224,238,114
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,965,244       70,105,148
------------------------------------------------------------
                                 16,278,020      294,343,262

Shares
repurchased                      (4,337,307)     (78,909,945)
------------------------------------------------------------
Net increase                     11,940,713     $215,433,317
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      21,764,323     $368,267,529
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,767,490       45,275,666
------------------------------------------------------------
                                 24,531,813      413,543,195

Shares
repurchased                      (4,971,519)     (84,322,499)
------------------------------------------------------------
Net increase                     19,560,294     $329,220,696
------------------------------------------------------------

                                         Six months ended
                                         January 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,017,322      $73,774,984
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       922,230       16,286,164
------------------------------------------------------------
                                  4,939,552       90,061,148

Shares
repurchased                      (1,219,963)     (22,277,417)
------------------------------------------------------------
Net increase                      3,719,589      $67,783,731
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       7,413,996     $125,678,090
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       457,088        7,498,922
------------------------------------------------------------
                                  7,871,084      133,177,012

Shares
repurchased                      (1,055,770)     (18,153,890)
------------------------------------------------------------
Net increase                      6,815,314     $115,023,122
------------------------------------------------------------

                                         Six months ended
                                         January 31, 1998
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,986,195      $92,296,230
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,764,464       31,465,738
------------------------------------------------------------
                                  6,750,659      123,761,968

Shares
repurchased                      (2,104,996)     (38,786,878)
------------------------------------------------------------
Net increase                      4,645,663      $84,975,090
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       8,877,256     $150,219,737
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,501,670       24,753,440
------------------------------------------------------------
                                 10,378,926      174,973,177

Shares
repurchased                      (4,702,056)     (81,988,656)
------------------------------------------------------------
Net increase                      5,676,870     $ 92,984,521
------------------------------------------------------------


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Edward P. Bousa
Vice President and Fund Manager

Kenneth J. Taubes
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

Jeffrey J. Kobylarz
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA021 40524-001/880/242   3/98


PUTNAM INVESTMENTS                                  [SCALE LOGO OMITTED]
------------------------------------------------------------------------
The George Putnam Fund of Boston
Supplement to Semiannual Report dated January 31, 1998

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the Semiannual report.

RESULTS AT A GLANCE
------------------------------------------------------------------------
Total return for periods ended 1/31/98:                NAV

6 months                                              3.41%
1 year                                               18.16
5 years                                             103.30
Annual average                                       15.25
10 years                                            257.67
Annual average                                       13.59
Life of fund (since class A inception,11/5/37)
Annual average                                        9.99
------------------------------------------------------------------------
Share value:                                           NAV

7/31/97                                             $18.98
1/31/98                                             $18.06
------------------------------------------------------------------------
Distributions:  No.   Income             Capital gains             Total
                 2    0.323    Short term 0.430  Long term 0.782   1.535
------------------------------------------------------------------------
Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.